UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21735

Eaton Vance Tax-Managed Buy-Write Opportunities Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner
The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2007

Item 1. Reports to Stockholders

Semiannual Report June 30, 2007

EATON VANCE
TAX-MANAGED
BUY-WRITE
OPPORTUNITIES
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at
1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commision's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of June 30, 2007

INVESTMENT UPDATE

Walter A. Row, CFA
Eaton Vance
Management

Thomas Seto
Parametric Portfolio
Associates LLC

David Stein, Ph.D.
Parametric Portfolio
Associates LLC

Ronald M. Egalka
Rampart Investment
Management

The Fund

•       Eaton Vance Tax-Managed Buy-Write Opportunities Fund (theFund) is a diversified, closed-endinvestment company traded on the New York Stock Exchange under the symbol ETV.

•       Based on share price, the Fund had a total return of 0.66% for the six months ended June 30, 2007. This return resulted from a decrease in share price to $19.54 on June 30, 2007, from $20.37 on December 31, 2006, plus the reinvestment of $0.950 in quarterly distributions.

•       Based on net asset value (NAV), the Fund had a total return of6.30% for the six months ended June 30, 2007. This return resulted from an increase in NAV per share to $19.48 on June 30, 2007, from$19.23 on December 31, 2006, plus the reinvestment of $0.950 in quarterly distributions.

•       For comparison, the CBOE S&P500 BuyWrite Index – an unmanaged stock-plus-covered-call index created and maintained by the Chicago Board Options Exchange– had a return of 3.76% during the same period.(1) The S&P500 Stock Index – a broad-based, unmanaged, market index commonly used as a measure of overall U.S. stock market performance– had a total return of 6.96% during the same period.(1) The Nasdaq 100 Index – an unmanaged index that includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq – had a total return of10.32% during the same period.(1)

•       The Fund’s Lipper peer group, Lipper Options Arbitrage/Options Strategies Funds Classification, had a return of 5.98% during the same period.(1)

Management Discussion

•       The Fund’s primary objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing these objectives, the Fund invests in a diversified portfolio of common stocks, a segment of which seeks to exceed the performance of the S&P 500 Stock Index(1) and a segment of which seeks to exceed the performance of the NASDAQ 100 Index;(1) sells S&P 500 Index and NASDAQ 100 Index call options on a continuous basis; and employs a number of tax-management strategies.

•       The U.S. stock markets posted positive returns in the first half of 2007, albeit amid increasing volatility. The economy slowed somewhat in the first quarter, and signs of higher inflation, rising interest rates and the subprime loan crisis remained concerns for investors. The U.S. and international equity markets registered sharp declines from late February through mid-March 2007, but the U.S.market recovered in April and rallied to new highs by period’s end, as investors responded favorably to corporate profit growth and continued merger and buyout activity.

•       At June 30, 2007, the Fund maintained a diversified portfolio, with investments in industries throughout the U.S. economy. Roughly 60% of the Fund’s investments tracked the S&P 500 Stock Index, with the remaining 40% tracking the Nasdaq 100 Index. Among the Fund’s common stock holdings, its largest sector weightings at June 30, 2007 were information technology, consumer discretionary, health care, financials and industrials.(2)

•       The Fund seeks current earnings from option premiums. Implied volatilities of U.S. equity and equity index options increased moderately in the first half of 2007, spurred in part by the turmoil in the Chinese equity market at the end of February. Initially, the broad U.S. equity market retreated in sympathy, but then rebounded during the second quarter to reach new all-time highs.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1) It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(2) Sector and industry weightings are subject to change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of June 30, 2007

FUND PERFORMANCE

Rampart Investment Management, the Fund’s options manager, was able to capture some of the market’s higher volatility in the form of higher option premiums as well as selling call options further “out-of-the money” in the first quarter. A call option is out-of-the money when its strike price is greater than the price of the underlying security or index. As the market declined again in the month of June, an increase in option volatilities again allowed us to sell further out of the money index calls. Providing more upside potential (without reducing premium cash flow) after a market decline and writing closer to the money calls after a market advance is the way in which our option strategy is intended to benefit the Fund. Reversion to the mean is a key statistical tenet of Rampart’s option modeling and strategies and has served us well over time.

•       The Fund continued to follow a tax-managed approach, employing strategies designed to provide favorable tax treatment.

Sector Weightings(1)

By total investments

(1)	Reflects the Fund’s total investments as of June 30, 2007. Fund information may not be representative of the Fund’s current or future investments and may change due to active management.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Fund Performance As of 6/30/07

NYSE Symbol	ETV
Average Annual Total Returns (by share price, New York Stock Exchange)
Six Months	0.66%
One Year	18.33
Life of Fund (6/30/05)	11.67

Average Annual Total Returns (at net asset value)
Six Months	6.30%
One Year	15.67
Life of Fund (6/30/05)	11.50

Ten Largest Holdings(2)

By total investments

Apple, Inc.	4.2%
Microsoft Corp.	3.7
Google, Inc., Class A	3.0
QUALCOMM, Inc.	2.6
Exxon Mobil Corp.	2.5
Cisco Systems, Inc.	2.4
General Electric Co.	2.3
Oracle Corp.	1.9
Gilead Sciences, Inc.	1.6
Comcast Corp., Class A	1.6

(2) Ten largest Holdings represented 25.8% of the Fund’s total investments as of June 30, 2007. Fund information may not be representative of the Fund’s current or future investments and may change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of June 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 100.9%
Security	Shares	Value
Aerospace & Defense — 1.6%
General Dynamics Corp.	54,228	$4,241,714
Honeywell International, Inc.	153,464	8,636,954
Northrop Grumman Corp.	80,479	6,266,900
		$19,145,568
Air Freight & Logistics — 0.6%
FedEx Corp.	66,217	$7,348,100
		$7,348,100
Auto Components — 0.5%
Johnson Controls, Inc.	54,584	$6,319,190
		$6,319,190
Beverages — 1.2%
Brown-Forman Corp., Class B	10,403	$760,251
Coca-Cola Co.	117,208	6,131,150
PepsiCo, Inc.	119,822	7,770,457
		$14,661,858
Biotechnology — 4.9%
Amgen, Inc.(1)	334,094	$18,472,057
Amylin Pharmaceuticals, Inc.(1)	14,000	576,240
Biogen Idec, Inc.(1)	156,386	8,366,651
BioMarin Pharmaceutical, Inc.(1)	121,550	2,180,607
CV Therapeutics, Inc.(1)	87,952	1,161,846
Enzon Pharmaceuticals, Inc.(1)	85,000	667,250
Genzyme Corp.(1)	101,950	6,565,580
Gilead Sciences, Inc.(1)	508,830	19,727,339
LifeCell Corp.(1)	27,297	833,650
Martek Biosciences Corp.(1)	20,000	519,400
Regeneron Pharmaceuticals, Inc.(1)	50,714	908,795
		$59,979,415
Building Products — 0.1%
Masco Corp.	40,000	$1,138,800
		$1,138,800
Capital Markets — 2.3%
Bank of New York Co., Inc.	220,562	$9,140,089
Charles Schwab Corp.	97,584	2,002,424

Security	Shares	Value
Capital Markets (continued)
Federated Investors, Inc., Class B	17,577	$673,726
Franklin Resources, Inc.	64,918	8,599,687
Goldman Sachs Group, Inc.	26,059	5,648,288
Invesco PLC ADR	52,677	1,361,700
T. Rowe Price Group, Inc.	21,876	1,135,146
		$28,561,060
Chemicals — 1.3%
Dow Chemical Co.	137,985	$6,101,697
Du Pont E.I. de Nemours Co.	14,281	726,046
Eastman Chemical Co.	33,114	2,130,224
Monsanto Co.	87,561	5,913,870
Rohm & Haas Co.	14,250	779,190
		$15,651,027
Commercial Banks — 2.1%
Comerica, Inc.	9,100	$541,177
Compass Bancshares, Inc.	11,751	810,584
First Horizon National Corp.	32,450	1,265,550
Huntington Bancshares, Inc.	21,800	495,732
Marshall & Ilsley Corp.	42,370	2,018,083
National City Corp.	201,024	6,698,120
Popular, Inc.	44,871	721,077
Regions Financial Corp.	76,138	2,520,168
Synovus Financial Corp.	18,347	563,253
Wells Fargo & Co.	288,882	10,159,980
		$25,793,724
Commercial Services & Supplies — 0.9%
Avery Dennison Corp.	9,865	$655,825
Cintas Corp.	117,631	4,638,190
Donnelley (R.R) & Sons Co.	85,009	3,698,742
Equifax, Inc.	17,858	793,252
Half (Robert) International, Inc.	15,046	549,179
Pitney Bowes, Inc.	21,262	995,487
		$11,330,675
Communications Equipment — 6.6%
Ciena Corp.(1)	21,580	$779,685
Cisco Systems, Inc.(1)	1,049,300	29,223,005
Corning, Inc.(1)	173,033	4,420,993
Nokia Oyj ADR	4,481	125,961

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of June 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Communications Equipment (continued)
QUALCOMM, Inc.	741,620	$32,178,892
Research in Motion, Ltd.(1)	68,986	13,796,510
Riverbed Technology, Inc.(1)	22,220	973,680
		$81,498,726
Computer Peripherals — 7.1%
Apple, Inc.(1)	429,908	$52,465,972
Brocade Communications Systems, Inc.(1)	98,179	767,760
Dell, Inc.(1)	376,767	10,756,698
Hewlett-Packard Co.	90,000	4,015,800
International Business Machines Corp.	84,281	8,870,575
Network Appliance, Inc.(1)	196,068	5,725,186
Palm, Inc.(1)	143,682	2,300,349
Seagate Technology	110,461	2,404,736
		$87,307,076
Construction & Engineering — 0.1%
Fluor Corp.	9,092	$1,012,576
		$1,012,576
Consumer Finance — 0.2%
Capital One Financial Corp.	29,334	$2,300,959
		$2,300,959
Containers & Packaging — 0.2%
Bemis Co., Inc.	19,722	$654,376
Temple-Inland, Inc.	33,131	2,038,550
		$2,692,926
Distributors — 0.1%
Genuine Parts Co.	12,694	$629,622
		$629,622
Diversified Consumer Services — 0.2%
H&R Block, Inc.	109,446	$2,557,753
		$2,557,753
Diversified Financial Services — 3.7%
Bank of America Corp.	312,039	$15,255,587
Chicago Mercantile Exchange Holdings, Inc.	2,000	1,068,720

Security	Shares	Value
Diversified Financial Services (continued)
CIT Group, Inc.	12,621	$692,009
Citigroup, Inc.	377,766	19,375,618
JPMorgan Chase & Co.	141,291	6,845,549
Moody's Corp.	30,413	1,891,689
		$45,129,172
Diversified Telecommunication Services — 2.1%
AT&T Corp.	233,372	$9,684,938
Citizens Communications Co.	355,057	5,421,720
Verizon Communications, Inc.	251,832	10,367,923
		$25,474,581
Electric Utilities — 0.4%
Duke Energy Corp.	294,363	$5,386,843
		$5,386,843
Electrical Equipment — 0.6%
Cooper Industries, Ltd., Class A	30,288	$1,729,142
Emerson Electric Co.	119,418	5,588,762
		$7,317,904
Energy Equipment & Services — 1.1%
Diamond Offshore Drilling, Inc.	41,269	$4,191,280
Halliburton Co.	247,660	8,544,270
Transocean, Inc.(1)	11,652	1,234,879
		$13,970,429
Food & Staples Retailing — 2.5%
CVS Corp.	287,018	$10,461,806
Safeway, Inc.	182,171	6,199,279
SUPERVALU, Inc.	15,863	734,774
Wal-Mart Stores, Inc.	281,358	13,536,133
		$30,931,992
Food Products — 0.8%
ConAgra Foods, Inc.	156,193	$4,195,344
H.J. Heinz Co.	18,409	873,875
Hershey Co.	10,759	544,621
Kraft Foods, Inc.	48,129	1,696,547
McCormick & Co., Inc.	15,743	601,068

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of June 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Food Products (continued)
Sara Lee Corp.	140,854	$2,450,860
		$10,362,315
Gas Utilities — 0.1%
Nicor, Inc.	28,999	$1,244,637
		$1,244,637
Health Care Equipment & Supplies — 1.5%
Baxter International, Inc.	53,182	$2,996,274
Becton, Dickinson and Co.	9,808	730,696
C.R. Bard, Inc.	8,005	661,453
Hospira, Inc.(1)	13,496	526,884
Intuitive Surgical, Inc.(1)	13,918	1,931,401
Medtronic, Inc.	115,235	5,976,087
Stryker Corp.	66,366	4,187,031
Zimmer Holdings, Inc.(1)	11,520	977,933
		$17,987,759
Health Care Providers & Services — 1.3%
Genesis HealthCare Corp.(1)	30,003	$2,052,805
Humana, Inc.(1)	24,940	1,519,095
Manor Care, Inc.	34,326	2,241,145
McKesson Corp.	95,783	5,712,498
Omnicare, Inc.	14,000	504,840
Quest Diagnostics, Inc.	72,955	3,768,126
		$15,798,509
Hotels, Restaurants & Leisure — 1.7%
Carnival Corp.	19,600	$955,892
Harrah's Entertainment, Inc.	84,311	7,188,356
International Game Technology	18,708	742,708
McDonald's Corp.	13,554	688,001
Starbucks Corp.(1)	308,379	8,091,865
Starwood Hotels & Resorts Worldwide, Inc.	32,575	2,184,805
Tim Hortons, Inc.	15,241	468,661
Wendy's International, Inc.	11,254	413,584
		$20,733,872
Household Durables — 1.2%
D.R. Horton, Inc.	62,229	$1,240,224
Fortune Brands, Inc.	40,476	3,334,008

Security	Shares	Value
Household Durables (continued)
Garmin, Ltd.	90,000	$6,657,300
Stanley Works	56,752	3,444,846
		$14,676,378
Household Products — 1.0%
Colgate-Palmolive Co.	7,774	$504,144
Procter & Gamble Co.	200,625	12,276,244
		$12,780,388
Independent Power Producers & Energy Traders — 0.4%
TXU Corp.	79,912	$5,378,078
		$5,378,078
Industrial Conglomerates — 2.8%
General Electric Co.	761,087	$29,134,410
Textron, Inc.	7,000	770,770
Tyco International, Ltd.	128,365	4,337,453
		$34,242,633
Insurance — 3.2%
ACE, Ltd.	68,766	$4,299,250
American International Group, Inc.	156,261	10,942,958
AON Corp.	21,504	916,285
Arthur J. Gallagher & Co.	108,901	3,036,160
Cincinnati Financial Corp.	13,382	580,779
Lincoln National Corp.	20,282	1,439,008
Marsh & McLennan Cos., Inc.	110,850	3,423,048
Prudential Financial, Inc.	44,972	4,372,628
RenaissanceRe Holdings, Ltd.	33,585	2,081,934
SAFECO Corp.	9,566	595,579
Travelers Cos., Inc.	139,548	7,465,818
W. R. Berkley Corp.	19,029	619,204
XL Capital Ltd., Class A	1,697	143,040
		$39,915,691
Internet & Catalog Retail — 0.6%
IAC/InterActiveCorp(1)	227,517	$7,874,363
		$7,874,363

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of June 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Internet Software & Services — 5.0%
eBay, Inc.(1)	414,488	$13,338,224
Google, Inc., Class A(1)	70,770	37,039,603
Yahoo!, Inc.(1)	426,913	11,582,150
		$61,959,977
IT Services — 1.9%
Automatic Data Processing, Inc.	41,954	$2,033,510
CheckFree Corp.(1)	91,365	3,672,873
Infosys Technologies, Ltd. ADR	73,468	3,701,318
MoneyGram International, Inc.	77,078	2,154,330
Paychex, Inc.	218,890	8,562,977
Satyam Computer Services, Ltd. ADR	106,132	2,627,828
		$22,752,836
Leisure Equipment & Products — 0.1%
Eastman Kodak Co.	19,707	$548,446
Mattel, Inc.	29,756	752,529
		$1,300,975
Life Sciences Tools & Services — 0.1%
PerkinElmer, Inc.	15,895	$414,224
Waters Corp.(1)	13,273	787,885
		$1,202,109
Machinery — 1.9%
Caterpillar, Inc.	110,370	$8,641,971
Danaher Corp.	39,155	2,956,202
Deere & Co.	56,159	6,780,638
Eaton Corp.	58,699	5,459,007
		$23,837,818
Media — 4.8%
CBS Corp., Class B	58,977	$1,965,114
Citadel Broadcasting Corp.	25,065	161,669
Comcast Corp., Class A(1)	690,296	19,411,124
Dow Jones & Co., Inc.	21,109	1,212,712
Idearc, Inc.	12,591	444,840
Meredith Corp.	10,785	664,356
Omnicom Group, Inc.	81,468	4,311,287
Sirius Satellite Radio, Inc.(1)	728,642	2,200,499
Time Warner, Inc.	422,666	8,892,893

Security	Shares	Value
Media (continued)
TiVo, Inc.(1)	326,806	$1,892,207
Viacom, Inc., Class B(1)	30,748	1,280,039
Virgin Media, Inc.	248,993	6,067,959
Walt Disney Co.	326,386	11,142,818
		$59,647,517
Metals & Mining — 0.4%
Companhia Vale do Rio Doce ADR	30,000	$1,336,500
Nucor Corp.	54,975	3,224,284
		$4,560,784
Multiline Retail — 1.3%
Dollar General Corp.	35,000	$767,200
J.C. Penney Company, Inc.	18,426	1,333,674
Macy's, Inc.	55,726	2,216,780
Nordstrom, Inc.	57,531	2,940,985
Sears Holdings Corp.(1)	49,925	8,462,287
		$15,720,926
Multi-Utilities — 1.5%
Ameren Corp.	117,357	$5,751,667
KeySpan Corp.	15,185	637,466
NiSource, Inc.	233,391	4,833,528
PG&E Corp.	6,785	307,361
Public Service Enterprise Group, Inc.	77,955	6,842,890
		$18,372,912
Office Electronics — 0.2%
Xerox Corp.(1)	98,889	$1,827,469
		$1,827,469
Oil, Gas & Consumable Fuels — 5.3%
Chevron Corp.	71,781	$6,046,831
ConocoPhillips	180,588	14,176,158
EOG Resources, Inc.	29,584	2,161,407
Exxon Mobil Corp.	364,919	30,609,406
Parallel Petroleum Corp.(1)	19,737	432,240
Petrohawk Energy Corp.(1)	198,904	3,154,617
Sunoco, Inc.	8,264	658,476
Valero Energy Corp.	11,660	861,208
Williams Cos., Inc.	218,252	6,901,128
		$65,001,471

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of June 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Paper and Forest Products — 0.1%
MeadWestvaco Corp.	45,728	$1,615,113
		$1,615,113
Pharmaceuticals — 4.5%
Abbott Laboratories	122,167	$6,542,043
Allergan, Inc.	12,256	706,436
Bristol-Myers Squibb Co.	276,065	8,712,611
Eli Lilly & Co.	92,218	5,153,142
Endo Pharmaceuticals Holdings, Inc.(1)	31,975	1,094,504
Johnson & Johnson Co.	143,589	8,847,954
Merck & Co., Inc.	26,049	1,297,240
Mylan Laboratories, Inc.	27,473	499,734
Pfizer, Inc.	528,005	13,501,088
Valeant Pharmaceuticals International	64,803	1,081,562
Wyeth	135,856	7,789,983
		$55,226,297
Real Estate Investment Trusts (REITs) — 0.2%
Host Hotels & Resorts, Inc.	19,942	$461,059
Plum Creek Timber Co., Inc.	14,401	599,946
Simon Property Group, Inc.	19,298	1,795,486
		$2,856,491
Road & Rail — 0.2%
CSX Corp.	24,910	$1,122,943
Norfolk Southern Corp.	17,741	932,644
Ryder System, Inc.	10,708	576,090
		$2,631,677
Semiconductors & Semiconductor Equipment — 6.5%
Analog Devices, Inc.	142,994	$5,382,294
Applied Materials, Inc.	669,505	13,303,064
Atheros Communications, Inc.(1)	76,210	2,350,316
Intel Corp.	787,756	18,717,083
Intersil Corp., Class A	53,271	1,675,906
LSI Logic Corp.(1)	140,907	1,058,212
Marvell Technology Group, Ltd.(1)	314,946	5,735,167
Maxim Integrated Products, Inc.	262,593	8,773,232
MEMC Electronic Materials, Inc.(1)	79,127	4,836,242
Micron Technology, Inc.(1)	125,916	1,577,727
National Semiconductor Corp.	82,423	2,330,098
NVIDIA Corp.(1)	205,118	8,473,425

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
PMC-Sierra, Inc.(1)	132,829	$1,026,768
STMicroelectronics N.V.	85,975	1,649,860
Teradyne, Inc.(1)	127,301	2,237,952
Tessera Technologies, Inc.(1)	26,142	1,060,058
		$80,187,404
Software — 7.4%
Adobe Systems, Inc.(1)	255,331	$10,251,540
BMC Software, Inc.(1)	15,015	454,955
Business Objects SA ADR(1)	42,163	1,637,611
Compuware Corp.(1)	87,217	1,034,394
Electronic Arts, Inc.(1)	68,702	3,250,979
i2 Technologies, Inc.(1)	88,398	1,647,739
Microsoft Corp.	1,566,327	46,159,657
NAVTEQ Corp.(1)	54,574	2,310,663
Oracle Corp.(1)	1,192,845	23,510,975
Wind River Systems, Inc.(1)	63,851	702,361
		$90,960,874
Specialty Retail — 2.1%
Bed Bath and Beyond, Inc.(1)	184,051	$6,623,995
Best Buy Co., Inc.	87,871	4,100,940
Gap, Inc.	174,362	3,330,314
Lowe's Companies, Inc.	179,876	5,520,394
Men's Wearhouse, Inc.	32,380	1,653,647
OfficeMax, Inc.	39,510	1,552,743
Stein Mart, Inc.	23,963	293,786
Tiffany & Co.	16,186	858,829
TJX Companies, Inc.	84,338	2,319,295
		$26,253,943
Textiles, Apparel & Luxury Goods — 0.4%
Coach, Inc.(1)	22,579	$1,070,019
Hanesbrands, Inc.(1)	17,606	475,890
NIKE, Inc., Class B	56,788	3,310,173
		$4,856,082
Tobacco — 1.1%
Altria Group, Inc.	102,975	$7,222,667
Reynolds American, Inc.	71,312	4,649,542
UST, Inc.	20,792	1,116,738
		$12,988,947

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of June 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Wireless Telecommunication Services — 0.9%
Alltel Corp.	87,000	$5,876,850
NII Holdings, Inc.(1)	57,839	4,669,921
		$10,546,771
Total Common Stocks (identified cost $1,022,128,085)		$1,241,442,992
Total Investments — 100.9% (identified cost $1,022,128,085)		$1,241,442,992

Covered Call Options Written — (1.2)%
Type of Contract	Number of Contracts	Premium Received	Value
Nasdaq 100 Index, Expires 7/21/07, Strike 1,925	1,713	$4,873,604	$(6,783,480)
Nasdaq 100 Index, Expires 7/21/07, Strike 1,950	845	2,153,483	(2,188,550)
S&P 500 Index, Expires 7/21/07, Strike 1,520	2,160	4,419,082	(2,916,000)
S&P 500 Index, Expires 7/21/07, Strike 1,525	1,337	2,229,581	(1,591,030)
S&P 500 Index, Expires 7/21/07, Strike 1,535	1,060	2,011,986	(773,800)
S&P 500 Index, Expires 7/21/07, Strike 1,540	281	463,116	(165,790)

Total Covered Call Options — (1.2)% (Premiums received, $16,150,852)	$(14,418,650)
Other Assets, Less Liabilities — 0.3%	$3,631,606
Net Assets — 100.0%	$1,230,655,948

ADR - American Depository Receipt

(1)  Non-income producing security.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of June 30, 2007

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2007

Assets
Investments, at value (identified cost, $1,022,128,085)	$1,241,442,992
Cash	1,172,235
Receivable from transfer agent	2,250,827
Dividends and interest receivable	1,404,111
Tax reclaims receivable	1,032
Total assets	$1,246,271,197
Liabilities
Written options outstanding, at value (premiums received $16,150,852)	$14,418,650
Payable to affiliate for investment advisory fees	1,020,695
Payable to affiliate for Trustees' fees	6,455
Accrued expenses	169,449
Total liabilities	$15,615,249
Net assets applicable to common shares	$1,230,655,948
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 63,173,419 shares issued and outstanding	$631,734
Additional paid-in capital	1,057,914,517
Distributions in excess of net realized gain (computed on the basis of identified cost)	(2,712,543)
Accumulated distributions in excess of net investment income	(46,224,869)
Net unrealized appreciation (computed on the basis of identified cost)	221,047,109
Net assets applicable to common shares	$1,230,655,948
Net Asset Value Per Common Share
($1,230,655,948 ÷ 63,173,419 common shares issued and outstanding)	$19.48

Statement of Operations

For the Six Months Ended
June 30, 2007

Investment Income
Dividends (net of foreign taxes, $5,057)	$9,702,857
Interest	140,293
Total investment income	$9,843,150
Expenses
Investment adviser fee	$6,089,926
Trustees' fees and expenses	13,035
Custodian fee	151,991
Printing and postage	119,678
Transfer and dividend disbursing agent fees	30,651
Legal and accounting services	28,781
Miscellaneous	14,214
Total expenses	$6,448,276
Net investment income	$3,394,874
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$22,367,455
Written options	(7,372,715)
Foreign currency transactions	15
Net realized gain	$14,994,755
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$62,970,869
Written options	(5,740,350)
Net change in unrealized appreciation (depreciation)	$57,230,519
Net realized and unrealized gain	$72,225,274
Net increase in net assets from operations	$75,620,148

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of June 30, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)		Year Ended December 31, 2006
From operations — Net investment income	$3,394,874		$6,320,459
Net realized gain from investment transactions, written options, and foreign currency transactions	14,994,755		34,447,277
Net change in unrealized appreciation from investments and written options.	57,230,519		92,187,666
Net increase in net assets from operations	$75,620,148		$132,955,402
Distributions to common shareholders — From net investment income	$(49,621,151	)(1)	$(6,300,112)
From net realized gain	(10,228,797	)(1)	(3,760,653)
Tax return of capital	—		(109,172,261)
Total distributions to common shareholders	$(59,849,948)		$(119,233,026)
Capital share transactions — Reinvestment of distributions to common shareholders	$4,508,271		$4,137,915
Total increase in net assets from capital share transactions	$4,508,271		$4,137,915
Net increase in net assets	$20,278,471		$17,860,291
Net Assets Applicable to Common Shares
At beginning of period	$1,210,377,477		$1,192,517,186
At end of period	$1,230,655,948		$1,210,377,477
Undistributed (distributions in excess of) net investment income included in net assets applicable to common shares
At end of period	$(46,224,869)		$1,408

(1)  See Note 2.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of June 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended June 30, 2007		Year Ended December 31,
	(Unaudited)(1)		2006(1)	2005(1)(2)
Net asset value — Beginning of period	$19.230		$19.010	$19.100	(3)
Income (loss) from operations
Net investment income	$0.054		$0.101	$0.049	†
Net realized and unrealized gain	1.146		2.019	0.830
Total income from operations	$1.200		$2.120	$0.879
Less distributions to common shareholders
From net investment income	$(0.787	)(8)	$(0.100)	$(0.049)
From net realized gain	(0.163	)(8)	(0.060)	(0.297)
From tax return of capital	—		(1.740)	(0.604)
Total distributions to common shareholders	$(0.950)		$(1.900)	$(0.950)
Offering costs charged to paid-in capital	$—		$—	$(0.019)
Net asset value — End of period	$19.480		$19.230	$19.010
Market value — End of period	$19.540		$20.370	$17.750
Total Investment Return on Net Asset Value(4)	6.30	%(7)	11.69%	4.72	%(5)(7)
Total Investment Return on Market Value(4)	0.66	%(7)	26.70%	(2.23	)%(5)(7)
Ratios/Supplemental Data
Net assets applicable to common shares, end of period (000's omitted)	$1,230,677		$1,210,377	$1,192,517
Expenses before custodian fee reduction	1.06	%(6)	1.06%	1.09	%(6)†
Expenses after custodian fee reduction	1.06	%(6)	1.06%	1.09	%(6)†
Net investment income	0.56	%(6)	0.53%	0.50	%(6)†
Portfolio Turnover	4%		16%	16%

†  The operating expenses of the Fund reflect a reimbursement of organization expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have changed by less than 0.005% and $0.0005, respectively.

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, June 30, 2005, to December 31, 2005.

(3)  Net Asset Value at beginning of period reflects the deduction of the sales load of $0.90 per share paid daily by the shareholder from the
$20.00 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the the period reported with all distributions reinvested.

(6)  Annualized.

(7)  Not annualized.

(8)  See Note 2.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of June 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated March 30, 2005. The Fund's primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing primarily in a portfolio of mid- and large-capitalization common stocks, seeking to invest primarily in companies with above-average growth and financial strength. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by selling covered call options on a substantial portion of its portfolio securities. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable, and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and /or securities. However, if the ex-dividend date has passed, certain dividend from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income, including any net realized capital gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D  Written Options — Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of June 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

E  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

I  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Effective July 2, 2007, the parent company of IBT was acquired by State Street Corporation. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations

J  Interim Financial Statements — The interim financial statements relating to June 30, 2007 and for the six months then ended have not been audited by an Independent Registered Public Accounting Firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distribution to Shareholders

The Fund intends to make regular quarterly distributions sourced from the Fund's cash available for distribution. "Cash available for distribution" will consist of the Fund's dividends and interest income after payment of Fund expenses, net option premiums, and net realized and unrealized gains on stock investments. The Fund's annual distributions will likely differ from annual net investment income. The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. If the Fund's total quarterly distributions in any year exceed the amount of its net investment income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. As of June 30, 2007, the amount estimated to be a tax return of capital was approximately $46,012,885. The final determination of tax characteristics of the Fund's distributions will occur at the end of the year, at which time it will be reported to shareholders. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount of 1.00% annually of average daily gross assets of the Fund. For the six months ended June 30, 2007, the advisory fee amounted to $6,089,926. Pursuant to sub-advisory agreements, EVM has delegated a portion of the investment management to Parametric Portfolio Associates, LLC (Parametric), an affiliate, and EVM has delegated the investment management of the

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of June 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Fund's option strategy to Rampart Investment Management Company (Rampart). EVM pays Parametric and Rampart a portion of the advisory fee for sub-advisory services provided to the Fund.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2007, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $49,582,699 and $106,412,688 respectively, for the six months ended June 30, 2007.

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at June 30, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,022,132,626
Gross unrealized appreciation	$242,412,766
Gross unrealized depreciation	(23,102,400)
Net unrealized appreciation	$219,310,366

6  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Issued to shareholders electing to receive payments of distributions in Fund shares	231,401	216,444
Net increase	231,401	216,444

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 2007 is included in the Portfolio of Investments.

Written call options activity for the six months ended June 30, 2007 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	7,867	$16,816,052
Options written	46,668	95,869,176
Options terminated in closing purchase transactions	(47,139)	(96,534,376)
Outstanding, end of period	7,396	$16,150,852

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At June 30, 2007, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of June 30, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of June 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of June 30, 2007

OTHER MATTERS (Unaudited)

Annual Meeting of Shareholders

The Fund held its Annual Meeting of Shareholders on April 27, 2007. The following action was taken by the shareholders:

Item 1:  The election of William H. Park and Ronald A. Pearlman as Trustees of the Fund for a three-year term expiring in 2010.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld
William H. Park	49,410,060	451,549
Ronald A. Pearlman	49,331,242	530,367

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Buy-Write Opportunities Fund
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of June 30, 2007, our records indicate that there are 40 registered shareholders and approximately 44,533 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange Symbol is ETV.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen , fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the "Fund") with Eaton Vance Management (the "Adviser"), and the sub-advisory agreements with Parametric Portfolio Associates, LLC ("PPA") and Rampart Investment Management Company, Inc. ("Rampart," and with PPA, the "Sub-advisers") including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreements for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-advisers.

The Board considered the Adviser's and the Sub-advisers' management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and whose responsibilities include supervising each Sub-adviser and coordinating their activities in implementing the Fund's investment strategy. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on the S & P 500 Index and the NASDAQ 100. With respect to PPA, the Board noted PPA's experience in deploying quantitative-based investment strategies. With respect to Rampart, the Board considered Rampart's business reputation and its options strategy and its past experience in implementing this strategy.

The Board reviewed the compliance programs of the Adviser and Sub-advisers and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-advisers, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory and sub-advisory agreements.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the year ended September 30, 2006 for the Fund. In light of the brief operating history of the Fund, the Board concluded that it would be appropriate to allow additional time to evaluate the performance of the Fund.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including PPA, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including PPA, in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, Rampart's profitability in managing the Fund was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including PPA, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

INVESTMENT MANAGEMENT

Officers
Duncan W. Richardson
President
Thomas E. Faust Jr.
Vice President and Trustee
James B. Hawkes
Vice President and Trustee
Michael R. Mach
Vice President
Walter A. Row, III
Vice President
Judith A. Saryan
Vice President
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Norton H. Reamer Heidi L. Steiger Lynn A. Stout

This Page Intentionally Left Blank

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Investment Adviser of Tax-Managed Buy-Write Opportunities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Advisers of Eaton Vance Tax-Managed Buy-Write Opportunities Fund
Parametric Portfolio Associates

1151 Fairview Avenue N.
Seattle, WA 98109

Rampart Investment Management Company, Inc.

One International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Buy-Write Opportunities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Tax-Managed Buy-Write Opportunities Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2551-8/07  CE-TMBWOFSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

During the period, the registrant’s Board designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Hayes retired from the Board effective July 1, 2007. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.
Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)               Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)           Treasurer’s Section 302 certification.

(a)(2)(ii)          President’s Section 302 certification.

(b)                   Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	August 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	August 9, 2007

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	August 9, 2007